UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2010
Healthcare Trust of America, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16435 N. Scottsdale Road, Suite 320,
Scottsdale, Arizona		85254
(Address of principal executive		(Zip Code)
offices)
Registrant’s telephone number, including area code: 480-998-3478
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          This Current Report on Form 8-K is being filed by Healthcare Trust of America, Inc. (the “Company”) to present the financial statements for the acquired real properties described below as well as the related pro forma financial statements for the Company. These financial statements are being filed on Form 8-K in order to be incorporated by reference into the Company’s registration statements.
          On March 31, 2010, the Company acquired a property consisting of approximately 101,000 square feet located in Baltimore, Maryland (the “Triad Technology Center”) for approximately $29.3 million plus closing costs.
          On various dates beginning September 30, 2010 and ending December 23, 2010, the Company acquired a portfolio of five buildings containing approximately 306,000 square feet located in Arizona, Florida, Missouri, Nevada and New York (the “Rendina Portfolio”) for approximately $83.4 million plus closing costs.
          On March 24, 2011, the Company acquired a portfolio consisting of approximately 121,000 square feet located in Bristol, Tennessee (the “Holston Medical Portfolio”) for approximately $23.4 million plus closing costs.
          On December 17, 2010, the Company acquired a portfolio of four long-term acute care hospitals consisting of approximately 219,000 square feet located in Florida, Georgia, and Texas (the “Select Medical Portfolio”) for approximately $102.0 million, excluding closing costs.
Item 9.01 Financial Statements and Exhibits.
(a) Summary financial information of properties acquired
		Page
Triad Technology Center

I	Report of Independent Registered Public Accounting Firm	3

II	Statement of Revenue and Certain Expenses for the Year Ended December 31, 2009	4

III	Notes to Statement of Revenue and Certain Expenses for the Year Ended December 31, 2009	5

Rendina Portfolio

I	Report of Independent Registered Public Accounting Firm	7

II	Statements of Revenue and Certain Expenses for the Year Ended December 31, 2009, Six Months Ended June 30, 2010 (Unaudited) and the Nine Months Ended September 30, 2010 (Unaudited)	8

III	Notes to Statements of Revenue and Certain Expenses for the Year Ended December 31, 2009, Six Months Ended June 30, 2010 (Unaudited) and the Nine Months Ended September 30, 2010 (Unaudited)	9

Holston Medical Portfolio

I	Report of Independent Registered Public Accounting Firm	12

II	Statement of Revenue and Certain Expenses for the Year Ended December 31, 2010	13

III	Notes to Statement of Revenue and Certain Expenses for the Year Ended December 31, 2010	14

Select Medical Corporation

I	Summary Financial Data Regarding Select Medical Corporation for each of the Three Years in the Period Ended December 31, 2010	16

(b) Pro forma financial information.
Healthcare Trust of America, Inc.

I	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2011 and for the Year Ended December 31, 2010	17

II	Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2011 and for the Year Ended December 31, 2010	20
(d) Exhibits
     23.1 Consent of Deloitte & Touche LLP, dated July 18, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of Healthcare Trust of America, Inc.
Scottsdale, Arizona
We have audited the accompanying statement of revenues and certain expenses, (the “Historical Summary”) of Triad Technology Center (the “Property”), for the year ended December 31, 2009. This Historical Summary is the responsibility of the management of Healthcare Trust of America, Inc. and subsidiaries (the “Company”). Our responsibility is to express an opinion on the Historical Summary based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of Healthcare Trust of America, Inc. and subsidiaries), as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain expenses discussed in Note 1 to the Historical Summary of Triad Technology Center, for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Phoenix, Arizona
July 18, 2011

TRIAD TECHNOLOGY CENTER
STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2009

Year Ended
December 31, 2009
Revenues
Rental revenue	$2,379,000
Tenant reimbursements and other income	840,000

Total revenues	3,219,000

Certain expenses
Property taxes	321,000
Ground lease rent expense	519,000

Total certain expenses	840,000

Revenues in excess of certain expenses	$2,379,000

See accompanying notes to statement of revenues and certain expenses.

TRIAD TECHNOLOGY CENTER
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2009
1. Organization and Summary of Significant Accounting Policies
Organization
The accompanying statement of revenues and certain expenses include operations of the Triad Technology Center (the “Property”) which was acquired by Healthcare Trust of America, Inc. (the “Company”), from a nonaffiliated third party. The Property was acquired on March 31, 2010 for approximately $29.3 million. There were no assumed mortgage loans for this acquisition.
Basis of Presentation
The statement of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues, and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of operating, selling, general and administrative expenses not indicative of future operations as tenant is solely responsible for all such expenses at the property.
After reasonable inquiry, the Company is not aware of any material factors relating to the Property discussed above that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.
Revenue Recognition
Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectability. Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as income in the period that the expenses are incurred.
Repairs and Maintenance
Expenditures for repairs and maintenance are expensed as incurred.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.
Concentration of Credit Risk
The Property was 100% leased by one tenant, the U.S. government, for the year ended December 31, 2009.

2. Leases
The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2009, are as follows:

2010	$2,379,000
2011	2,379,000
2012	2,379,000
2013	2,379,000
2014	2,379,000
2015 and thereafter	17,221,317

$29,116,317

The above future minimum lease payments do not include payments for tenant reimbursements of operating expenses.
3. Commitments and Contingencies
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. The Property currently believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Property is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
4. Subsequent Event
In preparing these financial statements, the Company has evaluated events and transactions for recognition or disclosure through July 18, 2011, the date the financial statements were issued. The Property was acquired on March 31, 2010 for approximately $29.3 million.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of Healthcare Trust of America, Inc.
Scottsdale, Arizona
We have audited the accompanying statement of revenues and certain expenses, (the “Historical Summary”) of Rendina Portfolio (the “Property”), for the year ended December 31, 2009. This Historical Summary is the responsibility of the management of Healthcare Trust of America, Inc. and subsidiaries (the “Company”). Our responsibility is to express an opinion on the Historical Summary based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of Healthcare Trust of America, Inc. and subsidiaries), as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain expenses discussed in Note 1 to the Historical Summary of Rendina Medical Office Portfolio, for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Phoenix, Arizona
July 18, 2011

RENDINA PORTFOLIO
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2009, Six Months Ended June 30, 2010 (Unaudited), and Nine Months
Ended September 30, 2010 (Unaudited)

	Year Ended	Six Months Ended	Nine Months Ended
	December 31, 2009	June 30, 2010	September 30, 2010
		(Unaudited) (1)	(Unaudited) (2)

Revenues
Rental revenue	$5,427,965	1,240,561	2,569,646
Tenant reimbursements and other income	2,386,417	524,514	1,089,448

Total revenues	7,814,382	1,765,075	3,659,094

Certain expenses
Property operating and maintenance	1,153,456	283,833	478,788
Property taxes	1,122,812	326,936	410,352
Interest Expense	1,223,255	—	905,347

Total certain expenses	3,499,523	610,769	1,794,487

Revenues in excess of certain expenses	$4,314,859	1,154,306	1,864,607

(1)	The statements of revenues and certain expenses for the period from January 1, 2010 to June 30, 2010 includes six months of operations for two buildings in the portfolio purchased on September 30, 2010. See Note 1.

(2)	The statements of revenues and certain expenses for the period from January 1, 2010 to September 30, 2010 includes nine months of operations for the remaining three buildings in the portfolio which were purchased in November 2010 and December 2010. See Note 1.
See accompanying notes to statements of revenues and certain expenses.

RENDINA PORTFOLIO
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2009, Six Months Ended June 30, 2010 (Unaudited), and Nine Months
Ended September 30, 2010 (Unaudited)
1. Organization and Summary of Significant Accounting Policies
Organization
The accompanying statements of revenues and certain expenses include operations of the five buildings included in the Rendina Portfolio (the “Property”) which were acquired by Healthcare Trust of America, Inc. (the “Company”), from a nonaffiliated third party. The buildings within the Property were acquired on various dates beginning September 30, 2010 and ending December 23, 2010 for approximately $83.4 million. There were no assumed mortgage loans for this acquisition.
The statements of revenues and certain expenses for the period from January 1, 2010 to June 30, 2010 includes six months of operations for two buildings in the portfolio purchased on September 30, 2010. These buildings were acquired for $40.2 million.
The statements of revenues and certain expenses for the period from January 1, 2010 to September 30, 2010 includes nine months of operations for the remaining three buildings in the portfolio which were purchased in November 2010 and December 2010. These buildings were acquired for $43.2 million. In connection with the acquisition of these buildings, the Company assumed two mortgage loans in the amount of $18.9 million, of which $8.3 million has a rate of 5.97% maturing on December 1, 2016, and $10.6 million has a rate of 6.49% maturing on September 1, 2018.
Basis of Presentation
The statements of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues, certain operating expenses of the Property, as well as interest expense from assumed loans, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of owner related expenses, depreciation, interest (for buildings where loans were not assumed as a part of the acquisition), and general and administrative expenses such as legal fees, bank charges, marketing, consulting, and other professional services which are not expected to be comparable to the future operations.
The accompanying statements are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. The statements of revenues and certain expenses for the periods from January 1, 2010 to June 30, 2010 and January 1, 2010 to September 30, 2010 are unaudited and reflect all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim periods presented. The statements of revenues and certain expenses for the periods from January 1, 2010 to June 30, 2010 and from January 1, 2010 to September 30, 2010 (unaudited) are not necessarily indicative of the expected results for the entire fiscal year ending December 31, 2010.
After reasonable inquiry, the Company is not aware of any material factors relating to the Property discussed above that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Revenue Recognition
Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectability. Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as income in the period that the expenses are incurred.
Repairs and Maintenance
Expenditures for repairs and maintenance are expensed as incurred.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.
Concentration of Credit Risk
The Property had one tenant that accounted for more than 10% of total revenues for the year ended December 31, 2009. For the year ended December 31, 2009, the one tenant represented approximately 19% of total revenues.
2. Leases
The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2009, are as follows:

2010	$5,485,404
2011	5,830,174
2012	6,139,587
2013	6,338,776
2014	6,512,771
2015 and thereafter	20,325,254

$50,631,966

The Property is generally leased to tenants under lease terms that provide for the tenants to pay increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.
3. Commitments and Contingencies
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. The Property currently believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Property is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

4. Subsequent Event
In preparing these financial statements, the Company has evaluated events and transactions for recognition or disclosure through July 18, 2011, the date the financial statements were issued. The buildings within the Property were acquired on various dates between September 30, 2010 and December 23, 2010 for approximately $83.4 million.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of Healthcare Trust of America, Inc.
Scottsdale, Arizona
We have audited the accompanying statement of revenues and certain expenses, (the “Historical Summary”) of Holston Medical Portfolio (the “Property”), for the year ended December 31, 2010. This Historical Summary is the responsibility of the management of Healthcare Trust of America, Inc. and subsidiaries (the “Company”). Our responsibility is to express an opinion on the Historical Summary based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of Healthcare Trust of America, Inc. and subsidiaries), as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain expenses discussed in Note 1 to the Historical Summary of Holston Medical Portfolio, for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Phoenix, Arizona
July 18, 2011

HOLSTON MEDICAL PORTFOLIO
STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2010

Year Ended
December 31, 2010
Revenues
Rental revenue	$1,464,740
Tenant reimbursements and other income	749,872

Total revenues	2,214,612

Certain expenses
Property operating and maintenance	643,071
Property taxes	236,577

Total certain expenses	879,648

Revenues in excess of certain expenses	$1,334,964

See accompanying notes to statement of revenues and certain expenses.

HOLSTON MEDICAL PORTFOLIO
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2010
1. Organization and Summary of Significant Accounting Policies
Organization
The accompanying statement of revenues and certain expenses include operations of the Holston Medical Portfolio (the “Property”) which was acquired by Healthcare Trust of America, Inc. (the “Company”) from a nonaffiliated third party. The Property was acquired on March 24, 2011 for approximately $23.4 million. There were no assumed mortgage loans for this acquisition.
Basis of Presentation
The statement of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues, and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of depreciation, interest, and general and administrative expenses such as legal fees, bank charges, marketing, consulting and other professional services which are not expected to be comparable to future operations.
After reasonable inquiry, the Company is not aware of any material factors relating to the Property discussed above that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.
Revenue Recognition
Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectability. Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as income in the period that the expenses are incurred.
Repairs and Maintenance
Expenditures for repairs and maintenance are expensed as incurred.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.
Concentration of Credit Risk
The Property had three tenants that accounted for more than 10% of total revenues for the year ended December 31, 2010. For the year ended December 31, 2010, the three tenants represented approximately 17%, 16% and 12% of total revenues, respectively.

2. Leases
The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2010, are as follows:

2011	$1,705,119
2012	2,082,322
2013	2,140,551
2014	2,140,609
2015	2,040,942
2016 and thereafter	8,230,009

$18,339,552

The above future minimum lease payments do not include payments for tenant reimbursements of operating expenses.
3. Commitments and Contingencies
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. The Property currently believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Property is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
4. Subsequent Event
In preparing these financial statements, the Company has evaluated events and transactions for recognition or disclosure through July 18, 2011, the date the financial statements were issued. The Property was acquired on March 24, 2011 for approximately $23.4 million.

Summary Financial Data
Select Medical Corporation
Select Medical LTACH Portfolio
On December 17, 2010, we acquired the Select Medical LTACH Portfolio (the “Property”), consisting of four long-term acute care hospitals (“LTACHs”) totaling 209 beds within proximity to multiple referring health systems. The Property is located in Florida, Georgia, and Texas and was constructed in 2006 and 2007. The Property is 100% leased to Select Specialty Hospital — Dallas, Inc., Select Specialty Hospital — Augusta, Inc., Select Specialty Hospital — Orlando, Inc., and Select Specialty Hospital — Tallahassee, Inc. Each of the leases have lease terms that range between 10 and 11 years are guaranteed by the tenants’ parent company, Select Medical Corporation (the “Guarantor”), one of the largest operators of both specialty hospitals and outpatient rehabilitation clinics in the United States based on number of facilities. Additionally, each of the leases for the Property are subject to a net lease pursuant to which the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent.
The purchase price of the Property was approximately $102 million, exclusive of closing costs. The Property was acquired using proceeds, net of offering costs, received from our follow-on public offering through the acquisition date. Shares of our common stock were offered in our follow-on offering at a price of $10.00 per share.
In evaluating the Property as a potential acquisition and determining the appropriate amount of consideration to be paid for our interest in the Property, a variety of factors were considered, including a property condition report; property location and the proximity to referring health systems; age of the property and its physical condition; tenant stability; and local market conditions, including vacancy rates. After reasonable inquiry, we are not aware of any material factors relating to the Property, other than those discussed above, which would cause the reported financial information not to be necessarily indicative of future operating results.
We believe that the financial condition and results of operations of the Guarantor are more relevant to investors than the financial statements of the property acquired as it allows investors to evaluate the credit-worthiness of the lessee. Additionally, because the property is subject to a net lease, the historical property financial statements provide limited information other than rental income. As a result, pursuant to guidance provided by the Securities and Exchange Commission (“SEC”) Financial Reporting Manual, we have not provided audited financial statements of the property acquired.
Select Medical Corporation currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Select Medical Corporation are taken from its previously filed public reports:

	Select Medical Corporation
	Year Ended December 31,
	2008	2009	2010
	(In thousands)
Statement of Operations Data:
Net operating revenues	$2,153,362	$2,239,871	$2,390,290
Income from operations	196,408	235,838	236,137
Net income	46,766	102,050	100,477

Balance Sheet Data (at end of period):
Total assets	2,562,425	2,585,092	2,719,572
Total debt	1,469,322	1,100,987	1,124,292
Stockholders’ equity	630,315	1,037,064	1,084,594
For more detailed financial information regarding Select Medical Corporation, please refer to its financial statements, which are publicly available with the SEC at http://www.sec.gov.

Healthcare Trust of America, Inc.
Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the Three Months Ended March 31, 2011 and for the Year Ended December 31, 2010
     The accompanying unaudited pro forma condensed consolidated statements of operations (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our March 31, 2011 Quarterly Report on Form 10-Q and December 31, 2010 Annual Report on Form 10-K. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
     The accompanying unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2011 and for the year ended December 31, 2010 are presented as if we acquired the Rendina Portfolio, the Triad Technology Center, the Holston Medical Portfolio, and the Select Medical LTACH Portfolio (the “Properties”) on January 1, 2010. The Properties were acquired using a combination of debt financing and proceeds, net of offering costs, received from our initial and follow-on public offerings through the acquisition dates. Shares of our common stock were offered in our initial and follow-on public offerings at a price of $10.00 per share.
     The unaudited pro forma condensed consolidated balance sheet as of March 31, 2011 is not presented as the effect of the acquisition of the Properties is fully reflected in our historical consolidated balance sheet as of March 31, 2011 as presented on our form 10-Q filed on May 15, 2011.
     The accompanying unaudited pro forma condensed consolidated statements of operations are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Properties based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

Healthcare Trust of America, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2011
(Unaudited)

	March 31, 2011	Pro Forma		March 31, 2011
	As Reported (A)	Adjustments (B)		Pro Forma
Revenues:
Rental Income	$68,413,000	$781,000	(C)	$69,194,000
Interest income from real estate notes receivable and other income, net	1,649,000	—		1,649,000

Total Revenues	70,062,000	781,000		70,843,000

Expenses:
Rental expenses	23,772,000	137,000	(D)	23,909,000
General and administrative	8,370,000	—		8,370,000
Depreciation and amortization	26,750,000	413,000	(E)	27,163,000

Total Expenses	58,892,000	550,000		59,442,000

Income before other income (expense)	11,170,000	231,000		11,401,000
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount):
Interest expense related to mortgage loan payables, derivative financial instruments and line of credit	(10,346,000)	—	(F)	(10,346,000)
Gain on derivative financial instruments	504,000	—		504,000
Interest and dividend income	118,000	—		118,000

Income from continuing operations	1,446,000	231,000		1,677,000

Loss from continuing operations per share attributable to controlling interest on distributed and undistributed earnings — basic and diluted	$0.01	$0.00		$0.01

Weighted average number of common shares outstanding
Basic	214,797,450	—		214,797,450

Diluted	214,996,502	—		214,996,502	(G)

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Healthcare Trust of America, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2010
(Unaudited)

	December 31, 2010	Pro Forma		December 31, 2010
	As Reported (H)	Adjustments (I)		Pro Forma
Revenues:
Rental Income	$192,294,000	$20,735,000	(J)	$213,029,000
Interest income from mortgage notes receivable and other income , net	7,585,000	—		7,585,000

Total Revenues	199,879,000	20,735,000		220,614,000

Expenses:
Rental expenses	65,338,000	4,728,000	(D)	70,066,000
General and administrative	37,355,000	—		37,355,000
Depreciation and amortization	77,338,000	6,637,000	(K)	83,975,000

Total Expenses	180,031,000	11,365,000		191,396,000

Income before other income (expense)	19,848,000	9,370,000		29,218,000
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount):
Interest expense related to mortgage loan payables, derivative financial instruments and line of credit	(35,336,000)	(1,440,000)	(L)	(36,776,000)
Gain on derivative financial instruments	5,954,000	—		5,954,000
Interest and dividend income	119,000	—		119,000

Income (Loss) from continuing operations	(9,415,000)	7,930,000		(1,485,000)

Loss from continuing operations per share attributable to controlling interest on distributed and undistributed earnings — basic and diluted	$(0.06)	$0.05		$ (0.01)

Weighted average number of common shares outstanding
Basic	165,952,860	—		165,952,860

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Healthcare Trust of America, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
For the Three Months Ended March 31, 2011 and for the Year Ended December 31, 2010
     (A) Reflects the Company’s results of operations for the three months ended March 31, 2011 as filed on the Company’s Quarterly Report on Form 10-Q on May 15, 2011.
     (B) Amounts represent the pro forma adjustments to reflect the operations of the Holston Medical Portfolio for the three months ended March 31, 2011. All other Properties are fully reflected in the Company’s results of operations for the three months ended March 31, 2011 as filed on form 10-Q on May 15, 2011 as they were acquired prior to December 31, 2010. There were no acquisitions in 2011 that were significant property acquisitions pursuant to SEC Rule 3-14 of Regulation S-X.
     (C) Rental income includes straight line rental revenues and tenant reimbursement income for the Holston Medical Portfolio in accordance with the respective lease agreements, as well as the amortization of above and below market leases.
     (D) Adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rates. Also, adjustments were made for other rental expenses, such as utilities, insurance, ground maintenance, building maintenance, and property management fees based on historical operations.
     (E) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 39 year life. Depreciation expense on improvements is recognized using the straight-line method over an estimated useful life between 26 and 240 months. Amortization expense on the identified intangible assets, excluding above and below market leases, is recognized using the straight-line method over an estimated useful life between 26 and 240 months.
     The purchase price allocations, and therefore depreciation and amortization expense, are preliminary and subject to change.
     (F) The Holston Medical Portfolio was acquired using proceeds, net of offering costs, received from our follow-on public offering through the acquisition date. Shares of our common stock were offered in our follow-on offering at a price of $10.00 per share.
     (G) Represents the weighted average number of shares of common stock from our initial and follow-on public offerings. No additional shares were required to generate sufficient offering proceeds to fund the purchase of the Properties as there was sufficient cash for both periods.
     (H) Reflects the Company’s historical results of operations for the year ended December 31, 2010 as filed on the Company’s Annual Report on Form 10-K on March 25, 2011.
     (I) Amounts represent pro forma adjustments to reflect the operations of the Properties for the year ended December 31, 2010. We previously filed a Form 8-K/A on March 15, 2011 to include unaudited pro forma condensed consolidated financial statements for our acquisition of Columbia Medical Office Portfolio. There were no other acquisitions in 2010 that were significant property acquisitions pursuant to SEC Rule 3-14 of Regulation S-X.
     (J) Rental income includes straight-line rental revenues and tenant reimbursement income for the Properties in accordance with the respective lease agreements, as well as the amortization of above and below market leases.
     (K) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 39 year life. Depreciation expense on improvements is recognized using the straight-line method over an estimated useful life between 26 and 180 months. Amortization expense on the identified intangible assets, excluding above and below market leases, is recognized using the straight-line method over an estimated useful life between 26 and 1,140 months.

     (L) The Properties were acquired using proceeds, net of offering costs, received from our initial and follow-on public offerings through the acquisition date, or mortgage loan payables assumed on the Properties in connection with the acquisitions. Adjustments to interest expense were determined in accordance with the respective loan agreements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
Date: July 18, 2011	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer and President